SUPPLEMENT DATED JULY 24, 2024 TO

THE FOLLOWING PROSPECTUS

GUGGENHEIM DEFINED PORTFOLIOS, SERIES 2394

DATED APRIL 5, 2024

Corporate High Yield & Income Portfolio of CEFs, Series 46

File No. 333-277257

Notwithstanding anything to the contrary in the Prospectus, on April 5, 2024, shares of Apollo Tactical Income Fund Inc. (ticker: AIF) were removed from the above listed Trust’s portfolio for certain reasons set forth under “Changing Your Portfolio” in the Prospectus.

The number of shares of the remaining securities held by the Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuates and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see your Trust’s Prospectus for additional information.

Please keep for future reference.